UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 EAST MARKET STREET, SUITE 650 AKRON, OHIO	44305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (330) 753-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, $0.01 par value per share	BW	New York Stock Exchange
8.125% Senior Notes due 2026	BWSN	New York Stock Exchange
7.75% Series A Cumulative Perpetual Preferred Stock	BW PRA	New York Stock Exchange
6.50% Senior Notes due 2026	BWNB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

A-S-H Disposal

On October 31, 2025, Babcock & Wilcox Enterprises, Inc. (the “Company”), through certain wholly owned subsidiaries of the Company, Allen-Sherman-Hoff, LLC, The Babcock & Wilcox Company (“BWC”) and Babcock & Wilcox Canada Corp. (collectively, the “Sellers”) completed the sale to Andritz AG through certain of its wholly-owned subsidiaries, Cinder Acquisitions LLC and Andritz Canada Inc. (collectively, the “Buyers”) of the assets comprising the Company’s ash handling business known as Allen-Sherman-Hoff (“ASH”, and such sale, the “ASH Disposal”), pursuant to that certain purchase agreement dated October 31, 2025 (the “Purchase Agreement”).

The total base purchase price paid pursuant to the Purchase Agreement was approximately $29,000,000, subject to certain offsets and adjustments. The Purchase Agreement also includes an undertaking for the Sellers and their affiliates not to compete with the ASH business or to solicit customers or employees with respect to the ASH business for a period of four years.

In connection with the ASH Disposal, BWC was also appointed as the exclusive sales representative and reseller for a three-year term within certain designated territories for both the ASH business and for the Company’s former Diamond Power International, LLC, subsidiary, which was acquired by a subsidiary of Andritz AG in a transaction that closed on July 31, 2025.

The above summary does not purport to be a complete description of the Purchase Agreement, and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which will be filed with the Company’s Annual Report on Form 10-K for the year ending December 31, 2025.

Item 2.02 Results of Operations and Financial Condition.

On November 4, 2025, the Company issued a press release announcing its financial results for the quarter ended September 30, 2025. A copy of the press release is attached as Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated herein by reference.

This selected consolidated financial data has been prepared by, and is the responsibility of, our management. Our independent registered public accounting firm, BDO USA, P.C. (“BDO”), has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial information. Accordingly, BDO does not express an opinion or any other form of assurance with respect thereto. Complete results as of and for the three and ninth months ended September 30, 2025 will be included in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2025.

Item 3.02 Unregistered Sales of Equity Securities.

On November 4, 2025, in connection with the entry into the limited notice to proceed (“LNTP”), as described further in Item 8.01 to this Current Report on Form 8-K, the Company issued to Applied Digital Corporate (“Applied Digital”), in a private placement, (i) 500,000 shares of common stock, par value $0.01 per share (the “Common Stock”) for a purchase price of $2,057,000 and (ii) a warrant (the “Initial Warrant”) exercisable to purchase 2,600,000 shares of Common Stock (the “Initial Warrant Shares”) at an exercise price of $4.11, subject to adjustment in accordance with the terms and conditions set forth in the Initial Warrant. In addition, the Company agreed to file a resale registration statement with the U.S. Securities and Exchange Commission to register the resale of the Common Stock and the Initial Warrant Shares pursuant to a Registration Rights Agreement, dated November 4, 2025, between the Company and Applied Digital (the “Registration Rights Agreement”). The Initial Warrant and the Registration Rights Agreement were executed pursuant to a Letter Agreement, dated November 4, 2025, between the Company and Applied Digital (the “Letter Agreement”).

Pursuant to the Letter Agreement, upon the execution of the Definitive Agreement and full authorization to proceed thereunder, the Company has agreed to issue an additional warrant to acquire 7,860,000 shares of Common Stock (the “Additional Warrant Shares” and together with the Initial Warrant Shares, the “Warrant Shares”), on the same terms as the Initial Warrant (the “Additional Warrant” and, together with the Initial Warrant, the “Warrants”). The Warrants are subject to certain limitations in order to comply with the rules of The New York Stock Exchange. The Company has agreed to register the resale of the Additional Warrant Shares pursuant to the Registration Rights Agreement.

The foregoing description of the Letter Agreement, the Warrant and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Letter Agreement, the Form of Warrant, and the Registration Rights Agreement, which will be filed with the Company’s Annual Report on Form 10-K for the year ending December 31, 2025.

The Common Stock and the Warrants have not been, and the Warrant Shares when issued will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”) or under any state securities law and were offered and issued, as applicable, in reliance upon the exemption from the registration requirements of the Securities Act set forth in Section 4(a)(2) thereof.

Item 7.01 Regulation FD Disclosure.

On November 4, 2025, the Company issued a press release announcing the ASH Disposal, a copy of which is attached as Exhibit 99.2, as well as a press release regarding the Applied Digital contract, a copy of which is attached as Exhibit 99.3. The information contained in Exhibits 99.2 and 99.3 are incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibits 99.2 and 99.3, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Applied Digital

On November 4, 2025, BWC and Applied Digital entered into a LNTP to begin work (the “preliminary activities”) for the delivery and installation of natural gas technology that will provide 1 gigawatt of efficient energy for a planned AI data center project (the “Project”). BWC and Applied Digital intend to enter into a definitive written agreement in relation to the Project (the “Definitive Agreement”), which will supersede the LNTP once executed, provided that if a Definitive Agreement is not entered into on or before January 1, 2026, BWC may discontinue performance of the preliminary activities.

The above summary does not purport to be a complete description of the LNTP, and is qualified in its entirety by reference to the complete text of the LNTP, which will be filed with the Company’s Annual Report on Form 10-K for the year ending December 31, 2025.

Q3 Earnings Release

On November 4, 2025, the Company issued a press release announcing its financial results for the quarter ended September 30, 2025, as stated above, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Redemption of 8.125% Notes due 2026

On November 4, 2025, Company issued a notice of redemption (the “Redemption Notice”) for all approximately $26 million aggregate principal amount outstanding of its 8.125% Senior Notes due 2026 (the “Notes”), which were issued pursuant to an indenture, dated as of February 12, 2021, as supplemented by the First Supplemental indenture, dated as of February 12, 2021 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Redemption”).

Pursuant to the Redemption Notice, on December 5, 2025 (the “Redemption Date”), the Company will redeem all Notes at a redemption price equal to 100% of the principal amount of such Notes (the “Redemption Price”) together with any accrued and unpaid interest up to, but excluding, the Redemption Date. On the Redemption Date, the Redemption Price will become due and payable upon each Note to be redeemed and interest thereon will cease to accrue on and after the Redemption Date. Upon completion of the Redemption, no Notes will remain outstanding.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, without limitation, statements relating to the redemption of Notes. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties. For a more complete discussion of these risk factors, see our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and quarterly reports on Form 10-Q. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. We caution readers not to place undue reliance on these forward-looking statements, which speak only as of the date of this report, and we undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 4, 2025, announce AI Data Center Project and third quarter earnings
99.2	Press Release dated November 4, 2025, announcing the ASH disposal
99.3	Press Release dated November 4, 2025, announcing the Applied Digital transaction
99.4	Press Release dated November 4, 2025, announcing the Notes redemption
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

November 4, 2025	By:	/s/ Cameron Frymyer
Cameron Frymyer
Executive Vice President and Chief Financial Officer
(Principal Accounting Officer and Duly Authorized Representative)